Pay vs Performance Disclosure	12 Months Ended
Dec. 31, 2025
Pay vs Performance Disclosure
Pay vs Performance Disclosure, Table
Executive Compensation
We do not directly compensate our executive officers for services rendered to us. We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and the Compensation Committee has not considered, a compensation policy or program for our executive officers. If we determine to compensate our executive officers directly in the future, the Compensation Committee will review all forms of compensation to our executive officers and approve all equity-based awards to our executive officers.
A majority of our executive officers are also officers of our Advisor and its affiliates, and are compensated by such entities for their services to us. We pay these entities fees and reimburse certain expenses pursuant to our Advisory Agreement. However, as a result of the suspension of our Public Offering in the first quarter of 2020, none of our executive officers’ time was spent on matters connected to our Public Offering during the year ended December 31, 2025, and accordingly, there were no such fees or reimbursements to our Advisor during the 2025 fiscal year. During the year ended December 31, 2025, we reimbursed Strategic Asset Management I, LLC (our “Sponsor”) for $266, which is the amount of premiums paid on a life insurance policy our Sponsor has purchased for the benefit of H. Michael Schwartz’s beneficiaries. See “—Director Compensation for the Year Ended December 31, 2025—Director Life Insurance Policies,” below.